SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    Form 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of theSecurities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2005


                               POPE & TALBOT, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      1-7852                  94-0777139
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


                  1500 S.W. First Avenue
                     Portland, Oregon                             97201
          (Address of principal executive offices)              (Zip Code)

                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      None
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition

              On July 28, 2005, Pope & Talbot, Inc. issued its press release announcing its financial results for the second quarter of 2005. A copy of the release is attached hereto as Exhibit 99.1.

              Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.


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SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 28, 2005.

                                                 POPE & TALBOT, INC.
                                                 -------------------
                                                 Registrant



                                            By   /s/ Richard K. Atkinson
                                                 -------------------------------
                                                 Name:   Richard K. Atkinson
                                                 Title:  Vice President and
                                                         Chief Financial Officer


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